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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 29, 1999
                                                     -----------------

                          CORAM HEALTHCARE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                       1-11343                       33-0615337
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(State or Other                  (Commission                    (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
 Incorporation)


1125 Seventeenth Street, Suite 2100, Denver, Colorado                   80202
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (303) 292-4973
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On October 29, 1999, Coram Healthcare Corporation (the "Company") issued a press release relating to the departure of Richard M. Smith as Chief Executive Officer and President and the return of Donald J. Amaral, the Company's Chairman of the Board, as interim Chief Executive Officer. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  99.1 Press Release, issued October 29, 1999, relating to the resignation of Richard M. Smith as Chief Executive Officer and the return of Donald J. Amaral, the Company's Chairman of the board and former Chief Executive Officer, as Chief Executive Officer on an interim basis.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CORAM HEALTHCARE CORPORATION

                                              By: /s/ Wendy L. Simpson
                                                  ------------------------------
                                                  Wendy L. Simpson
                                                  Executive Vice President and
                                                  Chief Financial Officer

Date:  November 9, 1999


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                                  EXHIBIT INDEX

99.1 Press Release, issued October 29, 1999, relating to the departure of Richard M. Smith as Chief Executive Officer and President and the return of Donald J. Amaral, the Company's Chairman of the Board, as interim Chief Executive Officer.